UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   November 6, 2006

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

4C Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

           The executive management of Palatin Technologies, Inc. will present at the Rodman & Renshaw 8th Annual Healthcare Conference on November 6, 2006 and the CIBC World Markets 17th Annual Healthcare Conference on November 8, 2006. Materials expected to be used during the presentations are attached as Exhibit 99.1 to this report.

           The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Presentation dated November 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: November 6, 2006	By: /s/ Stephen T. Wills Stephen T. Wills, CPA, MST Executive Vice President - Operations and Chief Financial Officer

EXHIBIT INDEX

99.1	Presentation dated November 6, 2006